SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) October 29, 2002
                                                         ----------------


                   Cognizant Technology Solutions Corporation
         ---------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                        0-24429               13-3728359
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(State or Other Jurisdiction  (Commission File Number)        (IRS Employer
     of Incorporation)                                      Identification No.)


500 Glenpointe Centre West
Teaneck, New Jersey                                                    07666
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(Address of Principal Executive Offices)                             (Zip Code)


                                 (201) 801-0233
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                         (Registrant's telephone number,
                              including area code)



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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

     On October 29, 2002, Cognizant Technology Solutions Corporation issued a press release announcing the transfer of Silverline Technologies, Inc.'s American Express financial services practice to Cognizant. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits.

     Exhibit No.                           Description of Exhibit
     -----------                           ----------------------

        99.1                               Press release dated October 29, 2002.




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

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                         COGNIZANT TECHNOLOGY
                                         SOLUTIONS CORPORATION


                                         By: /s/ Wijeyaraj Mahadeva
                                            ------------------------------------
                                            Name:   Wijeyaraj Mahadeva
                                            Title:  Chairman of the Board and
                                                    Chief Executive Officer

Date: October 29, 2002














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